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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BALLANTYNE OF OMAHA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE AND PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS

to be held at

Doubletree Guest Suites Hotel
Executive Place
7270 Cedar Street
Omaha, Nebraska 68124

on

Wednesday, May 26, 2004 at 4:00 p.m. (Central time)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held May 26, 2004

         The Annual Meeting of Shareholders of Ballantyne of Omaha, Inc. will be held at the Doubletree Guest Suites Hotel, Executive Place, 7270 Cedar Street, Omaha, Nebraska 68124, on May 26, 2004, at 4:00 p.m. for the following purposes:

  1.
  To elect one director of the Company to a three-year term.

  2.
  To transact such other business as may properly be brought before the meeting or any adjournment thereof.

        Only those shareholders of record at the close of business on March 26, 2004, (the "Record Date") shall be entitled to notice of the meeting and to vote at the meeting.

        Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please submit your proxy as soon as possible to assure a quorum. You can vote by telephone, on the internet, or by mail with a proxy card. Voting by any of these methods will ensure that you are represented at the Annual Meeting even if you are not there in person. Please review the instructions on the proxy card regarding these voting options. Shareholders who have previously voted but attend the meeting may withdraw their proxy if they wish to do so, and vote in person.

        If you desire assistance in scheduling overnight accommodations in Omaha, contact Debbie Wilbeck at Ballantyne at (402) 453-4444, ext. 303. Early reservations are encouraged.

        Our 2003 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

        I look forward to seeing you at the Annual Meeting.

        Dated this 26th day of April, 2004.

By Order of the Board of Directors

John P. Wilmers President and Chief Executive Officer

PROXY STATEMENT
GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ballantyne of Omaha, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on May 26, 2004. Shareholders of record at the close of business on March 26, 2004 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. This Proxy Statement was first mailed to shareholders on approximately April 26, 2004.

VOTING SHARES AND PRINCIPAL HOLDERS

        The following table shows each person or entity Ballantyne knows to be the beneficial owner of more than five percent of the Company's outstanding common stock as of March 26, 2004.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
McCarthy Group, Inc.(1)(2) 1125 South 103rd Street, Suite 450 Omaha, Nebraska 68124	3,917,027 (Sole voting as to all shares and sole dispositive power as to 3,593,142 shares)	30.8%
Stuart Sternberg(3) 120 Broadway, 6th Floor New York, NY 10271	680,000	5.3%

(1)
This information is based on a Schedule 13D filed with the Securities and Exchange Commission on March 13, 2003 by McCarthy Group, Inc.

(2)
Includes 3,593,142 shares owned of record by BalCo Holdings, LLC. McCarthy Group, Inc is the sole manager of BalCo.

(3)
This information is based on a Schedule 13G filed with the Securities and Exchange Commission and dated September 11, 2003.

APPOINTMENT AND REVOCATION OF PROXIES

        As of the close of business on March 26, 2004, the Company had 12,723,799 shares of outstanding common stock, all of which are entitled to vote at the Annual Meeting.

        Each share is entitled to one vote on each matter presented.

        Transaction of business may occur at the meeting if a quorum is present. A quorum will be present if a majority of the voting power of the outstanding shares of common stock are present at the meeting, in person or by proxy. If a quorum is present at the Annual Meeting, the nominee for election to the board of directors who receives the greatest number of votes cast for the election of the director by shares present at the meeting, in person or by proxy, and entitled to vote, shall be elected the director.

        Proxies which are properly signed and returned will be voted at the meeting. Shareholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications. In the absence of such specifications, the proxy will be voted for the election of the nominee for director and in accordance with the instructions of the Board of Directors as to any other matters. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Shareholders who attend the meeting may vote in person even though they have voted by proxy. A proxy is revocable at any time before it is voted and a proxy is automatically revoked upon the giving of a subsequent proxy or by voting in person at the meeting. The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokers and others for forwarding solicitation materials to beneficial owners of stock. In addition to the use of mail, proxies may be solicited by personal interview, telephone or facsimile.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following chart sets forth, as of the close of business on March 26, 2004, certain information concerning beneficial ownership of common stock by each director and nominee of the Company, each of the named executives (as defined below), and all directors and executive officers as a group.

Name	Number of Shares Beneficially Owned		Percent of Common Stock(1)
John P. Wilmers	384,561	(2)	3.02%
Daniel E. Faltin	41,667	(3)	0*
Brad J. French	228,314	(4)	1.79%
Ray F. Boegner	207,719	(5)	1.63%
Alvin Abramson	24,625	(6)	0*
Dana C. Bradford	197,510	(7)	1.55%
Mark D. Hasebroock	15,750	(8)	0*
William F. Welsh, II	162,250	(9)	1.28%
All directors and executive officers as a group	1,262,396	(10)	9.92%

*
Less than 1% of common stock outstanding.(1)

All executive officers beneficially own 862,261 shares including exercisable stock options, or 6.8% of the outstanding common stock.(1)(11)

(1)
Based upon 12,723,799 shares of common stock outstanding as of March 26, 2004. Each named person is deemed to be the beneficial owner of shares of common stock that may be acquired within 60 days of March 26, 2004 upon the exercise of stock options (assumes vesting of certain outside directors stock options effective May 27, 2004). Accordingly, the number of shares and percentage set forth next to the name of such person, all executive officers as a group and all directors and executive officers as a group includes the shares of common stock issuable pursuant to presently exercisable stock options. However, the shares of common stock so issuable upon exercise by any such person are not included in calculating the percentage of common stock beneficially owned by any other stockholder.

(2)
Includes 62,686 shares of common stock directly owned by Mr. Wilmers and 321,875 shares purchasable pursuant to presently exercisable stock options.

(3)
Includes 41,667 shares purchasable pursuant to presently exercisable stock options.

(4)
Includes 40,639 shares of common stock directly owned by Mr. French and 187,675 shares purchasable pursuant to presently exercisable stock options.

(5)
Includes 7,444 shares of common stock directly owned by Mr. Boegner and 200,275 shares purchasable pursuant to presently exercisable stock options.

(6)
Includes 1,000 shares of common stock directly owned by Mr. Abramson and 23,625 shares purchasable pursuant to presently exercisable stock options.

(7)
Includes 173,885 shares of common stock directly owned by Mr. Bradford and 23,625 shares purchasable pursuant to presently exercisable stock options. Mr. Bradford has assigned all voting rights to the 173,885 shares of common stock to the McCarthy Group, Inc. and may not dispose of such shares without prior approval of the McCarthy Group. The 173,885 shares are also included in the shares of Ballantyne common stock owned by the McCarthy Group.

(8)
Includes 15,750 shares purchasable pursuant to presently exercisable stock options.

(9)
Includes 15,000 shares of common stock directly owned by Mr. Welsh and 147,250 shares purchasable pursuant to presently exercisable stock options.

(10)
Includes 300,654 shares of common stock owned directly by all directors and executive officers as a group and 961,742 shares purchasable pursuant to presently exercisable stock options.

(11)
Includes 110,769 shares of common stock owned directly by all executive officers and 751,492 shares purchasable pursuant to presently exercisable stock options.

DIRECTOR INFORMATION

        The Bylaws of the Company provide that the directors shall be divided into three classes. The members of each class serve staggered three-year terms. Mr. Alvin Abramson and Mr. Dana C. Bradford are the Class I directors; Mr. William F. Welsh, II and Mr. Mark D. Hasebroock are Class II directors; and Mr. John P. Wilmers is the Class III Director. Mr. Wilmers' term expires this year. He has been nominated for a three-year term expiring in 2007. The terms of the Class I, Class II and Class III directors expire on the Annual Meeting of Shareholders to be held in 2005, 2006 and 2007, respectively.

        The Board of Directors has set the number of directors for 2004 at five. Set forth on the following page is the name, age, principal occupations during the past five years and other information concerning each director or nominee.

Name	Age	Employment History	Director Since	No. of Shares	%
Class I: Term Expires in 2005
Alvin Abramson	75	Retired certified public accountant; former director of Nebraska Department of Motor Vehicles, Chairman of Audit Committee.	2002	24,625	0*
Dana C. Bradford	39	Partner of McCarthy Group, Inc. since 1999. Founder and president of Granite Capital and Asset Management prior to 1999.	2002	197,510	1.55%
Class II: Term Expires in 2006
William F. Welsh II	62	Chairman of the Board, Chairman of Election Systems & Software from 1994 to October 31, 2003. Current member of their Board.	2000	162,250	1.28%
Mark D. Hasebroock	44	Owner of Niche Commerce, Inc. from February 2002 to present. Executive Vice President of Sales and Chief Operating Officer of GiftCertificates.com from January 2000 to February 2002. Vice President of Mergers and Acquisitions for Level 3 Communications from January 1998 to January 2000; Partner at McCarthy Group, Inc. from January 1989 to December 1997.	2003	15,750	0*
Class III: Nominee for Election for a Term Expiring in 2007
John P. Wilmers	59	President and CEO of the Company since March 1997, previously Executive Vice President of the Company since 1992; joined the Company in 1981 and served in various capacities thereafter.	1995	384,561	3.02%

* Less than 1% of common stock outstanding.

Compensation of Directors

        The Company does not pay directors who are also officers or employees of the Company additional compensation for their service as directors.

        In 2003, compensation for non-employee directors included the following:

  •
  Annual retainer of $20,000

  •
  $1,000 for each Board meeting attended

  •
  $500 for each Board meeting held by telephone conference

  •
  Expenses of attending Board meetings

  •
  New directors are automatically granted 23,625 options on the first business day after election.

  •
  vesting at a rate of 7,875 shares on the first business day after election

    •
    vesting an additional 7,875 shares on the first business day after each annual shareholders meeting, assuming they continue to serve on the Board

    •
    exercise price of all 23,625 options is fair market value on date of initial grant

    •
    options have a term of five years

  •
  Non-employee directors are automatically granted additional options every three years as long as they continue to serve on the Board

        During 2003, the Company granted a 23,625 share stock option to Mark D. Hasebroock at the time of election to the Board.

        The Board of Directors held four regularly scheduled and five special meetings. In addition, the Board of Directors took action by unanimous consent in writing in lieu of a special meeting three times. No director was present for less than 75% of all meetings of the Board of Directors and all meetings of committees upon which such directors served.

LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY

        The following is a list of the names and ages of the current executive officers of the Company, their business history for at least the last five years and their term of office with the Company.

Name	Age	Position and Principal Occupation	Officer Since
John P. Wilmers	59	Director of Company; President and CEO of Company since March 1997; previously Executive Vice President of Company since 1992; joined Company in 1981 and has served in various capacities thereafter.	1988
Daniel E. Faltin	47	COO of the Company since June 1, 2003; previously President of Chief Automotive Systems, Inc. (Chief), a Nebraska-based manufacturer and marketer of collision repair equipment from January 1999 to February 2002. Before assuming responsibilities as President, he served for five years as Chief's Vice-President of sales and marketing.	2003
Brad J. French	51	CFO since 1996; Secretary and Treasurer since 1992; joined Company as Controller in 1990.	1992
Ray F. Boegner	54	Senior Vice President; previously Senior Vice President of Sales; Vice President of Sales prior to November 1996; joined Company in 1985.	1997

EXECUTIVE COMPENSATION

        The following table sets forth a summary of the compensation paid to the Chief Executive Officer and three other executive officers of the Company for the fiscal years ended December 31, 2003, 2002, and 2001.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and principal position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($) (d)	Other annual compensation ($) (e)	Restricted stock award(s) ($) (f)	Securities underlying Options/SARs (#) (g)	LTIP payouts ($) (h)	All other compensation ($)(3) (i)
John P. Wilmers, President and Chief Executive Officer	2003 2002 2001	215,000 215,000 205,219	-0- -0- -0-			-0- 125,000 -0-		6,000 5,500 3,294
Daniel E. Faltin(2) Chief Operating Officer	2003 2002 2001	96,231 -0- -0-	-0- -0- -0-			125,000 -0- -0-		-0- -0- -0-
Brad J. French, Secretary and Treasurer and Chief Financial Officer	2003 2002 2001	135,000 135,000 128,839	-0- -0- -0-			-0- 100,000 -0-		4,000 4,050 2,799
Ray F. Boegner, Senior Vice President	2003 2002 2001	145,000 145,000 138,235	-0- -0- -0-			-0- 100,000 -0-		4,350 4,125 3,422

(1)
Messrs. Wilmers, French and Boegner were subject to a voluntary 7% base compensation reduction from October 9, 2000 until July 31, 2001.

(2)
Mr. Faltin was hired on June 1, 2003 at an annual salary of $180,000.

(3)
Amounts represent contributions made by the Company under the Ballantyne Retirement and Savings Plan described herein.

Stock Option Grants in Fiscal Year 2003

Name	Date Granted	Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
						5%	10%
Daniel E. Faltin	06/01/03	125,000	80.6%	1.18	05/31/13	$92,762	$235,077

(1)
41,667 shares vested on June 1, 2003, 41,667 shares will vest on June 1, 2004 and 41,666 shares will vest on June 1, 2005.

(2)
Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown above (compounded annually) from the date of grant until the end of the option term. The numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised (if the executive were to sell the shares on the date of exercise). Therefore, there is no assurance that the value realized will be at or near the potential realizable as calculated in this table.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

        The following table sets forth information with respect to exercised and unexercised options and SARs, if any, during fiscal year 2003.

			Number of securities underlying unexercised options/SARs at fiscal 2003 year end (#)(1)		Value of unexercised in-the-money options/SARs at fiscal 2003 year end ($)(2)
Name (a)	Shares acquired on exercise (#) (b)	Value Realized ($) (c)	(Exercisable) (d)	(Unexercisable) (e)	(Exercisable) (f)	(Unexercisable) (g)
John P. Wilmers	0	0	321,875	0	326,580	0
Daniel E. Faltin	0	0	41,667	83,333	41,667	143,333
Brad J. French	0	0	187,675	0	245,955	0
Ray F. Boegner	0	0	200,275	0	248,790	0

(1)
Adjusted for all stock splits and dividends effected by the Company.

(2)
The values in columns (f) and (g) were determined by using the last reported per share trade price ($2.90) on December 31, 2003, less the option exercise price, multiplied by the number of shares.

Employment Contracts

        Mr. Wilmers was elected President and Chief Executive Officer of the Company effective March 1, 1997. The Compensation Committee and the Board of Directors approved a three year contract for Mr. Wilmers commencing January 23, 2003 which replaced Mr. Wilmers' existing contract. Mr. Wilmers' base compensation was $215,000 per year. Effective January 1, 2004, Mr. Wilmers' base compensation rose to $225,000. He is also eligible to participate in the Executive Profit Sharing Plan and other normal employee benefits.

        Mr. Faltin is a party to a three-year employment agreement dated June 1, 2003. Mr. Faltin's base compensation is $180,000 per year. He is also eligible to participate in the Executive Profit Sharing Plan and other normal employee benefits.

        Mr. French is a party to a three-year employment agreement dated January 23, 2003 which replaced Mr. French's existing contract. Mr. French's base compensation was $135,000 per year. Effective January 1, 2004, Mr. French's base compensation rose to $142,000. He is also eligible to participate in the Executive Profit Sharing Plan and other normal employee benefits.

        Mr. Boegner is a party to a three-year employment agreement dated January 23, 2003, which replaced Mr. Boegner's existing contract. Mr. Boegner's base compensation was $145,000 per year. Effective January 1, 2004, Mr. Boegner's base compensation rose to $153,000. He is also eligible to participate in the Executive Profit Sharing Plan and other normal employee benefits.

Executive Profit Sharing Plan

        During 2003 Messrs. Wilmers, Faltin, French and Boegner participated in the Executive Profit Sharing Plan pursuant to which such employees are entitled to earn cash bonuses if the Company achieves specific operating levels that are established by the Board. The calculation of the annual bonus pool is subject to the approval of the Compensation Committee of the Board. The distribution of the pool among members of management is determined by Mr. Wilmers subject to approval by the Compensation Committee. The Chief Executive Officer, currently Mr. Wilmers, is entitled to receive no more than 40% of the pool. No bonuses have been paid for the years ended December 31, 2003, 2002 and 2001.

Retirement and Savings 401(k) Plan

        The Company has adopted a Retirement and Savings 401(k) Plan, which is a combination savings and profit sharing plan designed to qualify under Section 401 of the United States Internal Revenue Code of 1986, as amended (the "Code"), including the provisions of Section 401(k). All full-time employees of Ballantyne who are at least twenty-one years old and who have completed one year of service are eligible to participate in the Plan.

        Each Participant may contribute an amount up to six percent (6%) of such Participant's salary to the matching portion of the Plan, and such Participant may make supplemental contributions up to an additional nine percent (9%) of such Participant's salary. These supplemental contributions are not eligible for matching contributions from the Company. The Company's matching contribution is $.50 for each dollar contributed by the Participant to the matching portion of the Plan. In addition, the Company may elect, at the discretion of the Board, to contribute an additional amount. All contributions to the Plan are nonforfeitable. For 2003, no Participant could contribute more than $12,000 to the Plan while certain Participants age 50 or older could contribute up to $14,000.

        Benefits may be distributed to Participants or their beneficiaries, as the case may be, in the event of a Participant's death, retirement or other termination of service, or, if the Participant so requests, on reaching age 59 1/2. Participants may be eligible to withdraw benefits in case of hardship.

        Contributions to the Plan made by the Company on behalf of Messrs. Wilmers, French and Boegner are included in the Summary Compensation Table.

CORPORATE GOVERNANCE

        The Board of Directors has adopted Corporate Governance Guidelines to address significant corporate governance issues. The Board of Directors has adopted the following governance documents:

  •
  Code of Ethics

  •
  Audit Committee Charter

  •
  Nominating Committee Charter

  •
  Procedures for bringing concerns or complaints to the attention of the Audit Committee

Board Independence

        The Board of Directors is composed of a majority of independent directors as defined by the listing requirements of the NASD.

COMPENSATION COMMITTEE REPORT

Responsibility; Composition of Committees

        The Company has a Compensation Committee which is responsible for reviewing and recommending to the Board of Directors of the Company annually the compensation to be paid to the President and Chief Executive Officer of the Company. The Compensation Committee of the Company's Board of Directors consists of directors Bradford, as chair, Welsh and Hasebroock. The members of the Compensation Committee are "Independent," as defined by NASD listing requirements. The Committee met one time in 2003.

        The Committee Functions include:

  •
  Determining the Compensation of the Chief Executive Officer;

  •
  Overseeing all other executive officers' compensation, including salary and payments under the Executive Profit Sharing Plan, as determined by the Chief Executive.

        The Company also has an independent committee, the Employee Stock Option Committee, which is responsible for the granting of options under the Employee Stock Option Plan of the Company to executive officers and key employees of the Company. The Employee Stock Option Committee is comprised of Messrs. Bradford, Welsh and Hasebroock. The Stock Option Committee met one time in 2003 and took action one time by unanimous consent in writing in lieu of a meeting. The Company also has an Outside Director Stock Option Committee, which is responsible for the granting of options under the Non-Employee Director's Stock Option Plan. The Outside Director Stock Option Committee is comprised of Mr. Brad French and Mr. Myron Kaplan and took action one time by unanimous consent in writing in lieu of a meeting in 2003.

Compensation Philosophy

        Decisions with respect to executive compensation are made by the Compensation Committee on an individual basis based upon a number of factors, including the provisions of any existing employment contract with an executive officer, evaluation of the executive officer's performance, the level of responsibility associated with the executive officer's office, recruitment requirements and the performance of the Company. Compensation of the executive officers of the Company has historically been structured to motivate, reward and retain the executive officers consistent with the needs of the Company from time to time. The major elements of the executive officers' compensation are base salary, short-term incentive in the form of a bonus payable from the Executive Profit Sharing Plan and a long-term incentive in the form of options to purchase common stock, with an emphasis on annual bonuses and options.

Base Salary

        The base salaries of executive officers have historically reflected, and will continue to reflect their individual contribution. Base salaries have historically been reviewed annually and may be changed based on the individual's performance or a change in competitive pay levels in the marketplace.

        The Compensation Committee reviews and establishes the base salary of the Chief Executive Officer based on independent competitive data, his leadership in establishing performance standards in the conduct of the Company's business, and its expectation as to his future contributions in directing the long-term success of the Company and its business. The Committee maintained the Chief Executive Officer's base salary of $215,000 during 2003, plus participation in the Executive Profit Sharing Plan and other normal employee benefits.

Cash Bonuses

        The Committee believes that the annual bonus of key employees, including executive officers, should be based on optimizing profits and prudent management of the capital employed in the business. The executive officers participate in the Executive Profit Sharing Plan pursuant to which they receive cash bonuses if the Company achieves specific operating levels. The bonus pool is based upon a percentage of operating income, as defined by the Board of Directors. The calculation of the bonus pool will be subject to approval of the Compensation Committee. The distribution among management is at the initial determination of Mr. Wilmers but is also subject to approval by the Compensation Committee. Mr. Wilmers may receive no more than 40% of the bonus pool. Participant bonuses will continue to be based upon individual performance during the prior year. Since performance targets were not achieved in fiscal 2003, 2002 or 2001, no bonuses have been paid under the Plan.

Stock Options

        The 1995 Stock Option Plan of the Company is designed to give employees, officers and directors of the Company the incentive to maximize wealth for shareholders by participating in the long-term growth of the Company. Stock options are granted at the prevailing market value and have value only if the Company's stock price increases. The Committee granted options for an aggregate of 155,000 shares to two employees during 2003, including options for an aggregate of 125,000 shares to Mr. Daniel E. Faltin.

        As to future options, the Stock Option Committee will consider the number and terms of the options outstanding when determining to grant options. The Option Plan currently provides that no member of the Stock Option Committee can participate in the Option Plan during his membership on the Stock Option Committee. According to the provisions of the Option Plan, the Stock Option Committee determines, among other things, the number of shares of common stock to be optioned, the option price and the term of the option.

        The Company's general policy is to grant options with an exercise price equal to the fair market value of the common stock on the date of grant and having a ten year term.

        The Committee believes that the Compensation Plan described above link executive and shareholder interests and assist the Company in attracting and retaining key executives.

        The foregoing report is submitted by the Compensation and Stock Option Committees of the Board of Directors of the Company in accordance with requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and is not intended to create any contractually binding employment rights for the benefit of any employee of the Company.

        Dana C. Bradford (Chair)

        William F. Welsh, II

        Mark D. Hasebroock

REPORT OF THE AUDIT COMMITTEE

        The Company has a standing Audit Committee of the Board of Directors. The Audit Committee consists of directors Abramson (Chair), Bradford and Hasebroock, who are independent directors, as defined by NASD listing requirements. The Board of Directors has determined that Mr. Abramson is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the SEC, and that he is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934 (as amended). The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and performs such other duties as are directed by the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Committee is directly responsible for the appointment of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company and periodically reviews and evaluates their performance and independence from management. All audit and permitted non-audit services are pre-approved by the Committee. Any services not covered by prior pre-approval or services exceeding the pre-approved cost levels, must be approved in advance by the Committee. The Committee acts under a written charter, adopted by the Board of Directors, a copy of which is appended to this proxy statement. During 2003, the Audit Committee met six times.

        Management has primary responsibility for the Company's financial statements. The Company's independent auditors, KPMG LLP, audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles. Additionally, KPMG LLP conducts quarterly reviews of the Company's financial statements in accordance with the Statement on Auditing Standards ("SAS") No. 100, "Interim Financial Information".

        During the year ended December 31, 2003:

        The Company's independent auditors discussed with the Audit Committee issues required to be discussed by SAS No. 61 "Communications with Audit Committees" as amended by SAS No. 90, "Audit Committee Communications". SAS No. 61, as amended by SAS No. 90 specifies that the discussion should involve management and include such matters as the consistency, clarity and completeness of accounting policies and disclosures.

  •
  The Audit Committee reviewed the Company's audited financial statements, the Company's unaudited quarterly financial statements and met with both management and KPMG LLP to discuss those financial statements. Management has represented to the Audit Committee that those financial statements were prepared in accordance with generally accepted accounting principles.

  •
  The Audit Committee has received and reviewed written disclosures from KPMG LLP required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees" (concerning matters that may affect an auditor's independence) and has discussed with KPMG LLP its independence. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditor's independence.

  •
  Based upon its review and the discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

        The foregoing report is submitted by the Audit Committee in accordance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

        Alvin Abramson (Chair)

        Dana C. Bradford

        Mark D. Hasebroock

NOMINATING COMMITTEE

        The members of the Nominating Committee are directors Welsh, Abramson and Hasebroock. All members of the Nominating Committee are independent as defined by the NASD listing requirements. The Nominating Committee acts under a written charter, adopted by the Board of Directors which is appended to this proxy statement. The Nominating Committee reports to and assists the Board of Directors in identifying individuals for membership to the Board and recommends to the Board the director Nominees for the next Annual Meeting of shareholders.

Director Nomination Process

        Nominees are chosen for their ability to represent all of the shareholders, and for their character, judgment, fairness and overall ability. As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society. Because the advice of those facing similar problems is of particular value, executive officers of other corporations are desirable nominees.

        The following personal criteria will be considered in selecting candidates for the Board of Directors:

  •
  Independence

  •
  Wisdom

  •
  Integrity

  •
  Understanding and general acceptance of Ballantyne's corporate philosophy

  •
  Valid business or professional knowledge and experience, that can bear on Ballantyne's strategies and deliberations

  •
  Proven record of accomplishment

  •
  Willingness to speak one's mind

  •
  Ability to challenge and stimulate management

  •
  Future orientation

  •
  Willingness to commit time and energy

        The Nominating Committee will also consider proposals for nominees for director from stockholders which are made in writing to the Secretary of the Company and comply with By-Law requirements. The recommendation must contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications. Recommendations must also include a written statement from the candidate expressing a willingness to serve.

PERFORMANCE GRAPH

        The following performance graph shows the cumulative total return on the Company's common stock, the S & P 500 Index and a peer group for the past five years. The peer group is made up of four corporations (namely Concord Camera Corp., Accom, Inc., Showscan Entertainment, Inc. and Sonic Solutions, Inc.). The peer group is comprised of companies engaged in the sale of products related to the theater, motion picture or image capturing or image projection businesses. The Company is unable to identify, for comparison purposes, any public industry or line-of-business indices because the small number of companies offering similar or competing products are divisions or subsidiaries of much larger, diversified companies.

        The performance graph assumes the value of the investment in the common stock and each index was $100 and that all dividends were reinvested.

Ballantyne of Omaha, Inc.
	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
Ballantyne of Omaha, Inc.	$100.00	$68.51	$4.53	$6.55	$9.06	$34.55
S&P 500	$100.00	$121.04	$110.02	$96.95	$75.52	$97.18
Peer Group	$100.00	$320.32	$415.42	$251.31	$192.27	$419.30

SHAREHOLDER PROPOSALS

        In accordance with the rules of the Securities and Exchange Commission, shareholder proposals must be received by December 31, 2004 to be considered for inclusion in the Proxy Statement for the 2005 Annual Meeting of Shareholders which is expected to be held in May, 2005. It is suggested that any shareholder desiring to submit a proposal, do so by Certified Mail, Return Receipt Requested. Shareholders should also note that, in addition to the requirement of timely receipt by the Board of Directors of a proposal as stated above, such proposal will not be included in the proxy solicitation material for the 2005 Annual Meeting of Shareholders unless it otherwise complies with the requirements of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated and in effect thereunder.

ADDITIONAL INFORMATION

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Ballantyne believes that all persons, subject to these reporting requirements filed the required reports on a timely basis during 2003.

Independent Public Accountants

        KPMG LLP, certified public accountants, are the independent public accountants for the Company.

        Representatives of KPMG are expected to be present at the shareholders' meeting and will be given the opportunity to make any statement they might desire and will also be available to respond to appropriate questions from shareholders.

        The aggregate fees billed by KPMG for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, were $102,208.

        The aggregate fees for all other services rendered by KPMG for the Company's most recent fiscal year were $26,107, including audit related services of approximately $8,000 for the employee benefit plan audit. Non-audit related services represent primarily tax services for the year ended December 31, 2003.

        There were no fees billed by KPMG for the Company's most recent fiscal year for professional services rendered in connection with financial information systems design and implementation.

        KPMG will make a proposal to act as independent public accountants for 2004, which will be considered by the Audit Committee.

Other Matters

        The Board of Directors does not know of any other matters to be presented at the annual meeting. In the event that other business is properly brought before the meeting, it is the intention of the proxy holders named in the proxy to vote the proxies in accordance with the recommendation of the Board of Directors.

APPENDIX A
AUDIT COMMITTEE CHARTER

PURPOSE:

        The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing internal controls, and reporting practices of the Company, and performs such other duties as are directed by the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

MEMBERSHIP:

        The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgement. Applicable laws and regulations shall be followed in evaluating a member's independence. The members of the Committee shall be elected by the Board at its annual meeting. The Chairperson shall be appointed by the full Board.

COMMUNICATIONS/REPORTING:

        The public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the internal accounting staff, and the Company's management. This communication shall include private executive sessions, at least annually, with these parties. The Committee Chairperson shall report on the Audit Committee activities to the full Board.

MEETINGS:

        The Committee shall meet four times a year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings.

        The agenda for the Committee meetings will be prepared in consultation between the Committee chair and members of the Committee, and when appropriate, with Company's finance management and the public accounting firm.

RESPONSIBILITIES:

        The Committee relies on the expertise and knowledge of management, the internal accounting staff, and the public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures, and controls.

SPECIFIC RESPONSIBILITIES:

        1.     The Committee will perform such functions as assigned by law, the Company's charter, bylaws, or the Board of Directors.

A-1

        2.     Provide a report in the annual proxy that includes the Committee's review and discussion of matters with management and the independent public accounting firm. In addition, include a copy of the committee charter as an appendix to the proxy statement at least once every three years.

        3.     Appoint, approve compensation of, and provide oversight of the public accounting firm.

        4.     Confirm annually the independence of the public accounting firm, quarterly review of the firm's non-audit services and related fees.

        5.     Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial management expertise.

        6.     Review with the public accounting firm and the Company's financial management the adequacy of the Company's internal controls, including computerized information system controls and security.

        7.     Review policies and procedures regarding transactions between the Company and officers and directors that are not a normal part of the Company's business.

        8.     The Committee will meet with management and the public accounting firm to review earnings press releases, as well as Company's policies with respect to release of financial information and earnings guidance.

        9.     Review with management and the independent public auditor the annual and quarterly financial statements of the Company, including: (a) the Company's disclosures under "Management's Discussion and Analysis Condition and Results of Operations"; (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) the items required by Statement of Auditing Standards 61 as in effect at that time in the case of annual statements and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

        10.   In connection with each periodic report of the Company, review management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act, and the contents of the Chief Executive Officers and the Chief Financial Officer certificates to be filed under Section 302 and 906 of the Act.

        11.   Meet with the public accounting firm in executive session to discuss any matters that the Committee or the public accounting firm believe should be discussed privately with the Audit Committee.

        12.   Meet with the Chief Financial Officer in executive session to discuss any matters that the Committee believe should be discussed with the Audit Committee.

        13.   Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        14.   Review and update this charter, at least annually, as conditions dictate.

        15.   Conduct an annual performance of the Audit Committee and annually evaluate the adequacy of its Charter.

A-2

APPENDIX B
NOMINATING COMMITTEE CHARTER

Purpose of the Committee

        The Nominating Committee (the "Committee") shall report to and assist the Board of Directors (the "Board") of Ballantyne of Omaha, Inc. (the "Company"). The purpose of the Committee shall be to identify qualified individuals for membership on the Board and recommend to the Board the director nominees for the next annual meeting of shareowners.

Membership on the Committee

  1.
  The Committee shall be comprised of three members of the Board.

  2.
  All members of the Committee shall be independent directors, as independence is defined in accordance with applicable rules, regulations and standards, and as determined in the business judgment of the Board.

  3.
  Members of the Committee shall be appointed and may be removed by the Board.

Duties and Responsibilities of the Committee

  1.
  Criteria for Nomination to the Board: The Board shall set general criteria for nomination to the Board. The general criteria for nomination to the Board shall be annexed to this Charter. The Committee will consider candidates for nomination submitted by stockholders in accordance with Article I, Section 1 of the Company's Bylaws. Any candidate submitted by stockholders shall be considered on the same basis as any other candidate submitted for consideration as a nominee.

  2.
  Nomination of Directors: The Committee shall annually consider the size, composition and needs of the Board and consider and recommend candidates for membership on the Board. The Committee shall recommend to the Board each year the director nominees for election at the next annual meeting of shareowners. Upon the recommendation of the Committee, the Board may elect a new or replacement director to the Board during the course of the year to serve until the next annual meeting of shareholders.

  3.
  Reports to the Board: The Committee shall report regularly to the Board on its meetings and review with the Board significant issues and concerns that arise at meetings of the Committee.

  4.
  Charter Review: On an annual basis, the Committee shall review the adequacy of this Charter, and recommend to the Board any modifications or changes for approval by the Board.

Meetings of the Committee

        The Committee will meet at least twice each year. The Committee will keep written minutes on its meetings.

        Inside directors are expected to submit a letter of resignation at the time of retirement from active employment with the Company, or when transferring from a top management position in the Company.

        Outside directors are expected to submit a proposed letter of resignation under the following circumstances:

  (a)
  Whenever a director, after election to the Board of Directors, becomes employed by or a director of a competitor of the Company.

  (b)
  Whenever the health or physical condition of a director would prevent him or her from satisfactorily fulfilling the responsibilities of the position.

        In the event that the proposed letter of resignation is not accepted, the director's tenure will continue.

B-1

BALLANTYNE OF OMAHA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
May 26, 2004

        The undersigned hereby constitutes and appoints John P. Wilmers and Brad J. French, with full power to act alone or together, or any substitute appointed by either of them, as the undersigned's agent, attorney and proxy to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Shareholders of Ballantyne of Omaha, Inc. to be held at Doubletree Guest Suites Hotel, Executive Place, 7270 Cedar Street, Omaha, Nebraska 68124, on the 26th day of May, 2004 at 4:00 p.m. or any adjournments thereof, as indicated hereon.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

Address Change/Comments (Mark the corresponding box on the reverse side)
FOLD AND DETACH HERE

THIS PROXY WHEN PROPERTLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL I AND WITH DISRECTIONARY AUTHORITY ON ALL OTHER MATTERS	Please Mark Here For Address Change or Comments. SEE REVERSE SIDE
1.	ELECTION OF DIRECTOR	2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
Nominee:
01 John P. Wilmers
FOR the Nominee listed above	WITHHOLD AUTHORITY
☐	☐
Dated:	, 2004
Signature of Shareholder
Signature of Shareholder
Please sign exactly as your name appears at the left. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title. All joint trustees must sign.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
FOLD AND DETACH HERE
Vote by Internet or Telephone or Mail 24 Hours a Day, 7 Days a week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/btne		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

QuickLinks

PROXY STATEMENT GENERAL INFORMATION
VOTING SHARES AND PRINCIPAL HOLDERS
APPOINTMENT AND REVOCATION OF PROXIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTOR INFORMATION
LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
Stock Option Grants in Fiscal Year 2003
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
CORPORATE GOVERNANCE
COMPENSATION COMMITTEE REPORT
REPORT OF THE AUDIT COMMITTEE
NOMINATING COMMITTEE
PERFORMANCE GRAPH
SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
APPENDIX A AUDIT COMMITTEE CHARTER
APPENDIX B NOMINATING COMMITTEE CHARTER